Exhibit 99.1

From: "Hedgeman, Andrea C." <ahedgeman@dtcc.com>

Date: Wed, 2 Jan 2013 18:40:49 +0000

To: gerald@amarantus.com<gerald@amarantus.com>

Cc: Sarris, John J.<jsarris@dtcc.com>

Subject: Name Change for Amarantus Bioscience Inc

Gerald,

Per our conversation regarding the name change for Amarantus Biosciences Inc into Amarantus Bioscience Inc.

The name change will be processed for 1/3/13.

Thank you,   Andrea Hedgeman Mandatory Reorganization DTCC Tel 813-470-1154  Fax 813-470-1097  'Be kinder than necessary, for everyone you meet is fighting some kind of battle.'  DTCC Confidential Yellow